Exhibit 10.1

LEASE

This Lease made this 31st day of May, 2019 by and between, 555 N RESEARCH CORPORATION, 355 South Technology Drive, Central Islip, New York 11722, hereinafter referred to as “Landlord” and ELM FREIGHT HANDLERS INC., D/B/A ELM GLOBAL LOGISTICS, 50 Emjay Blvd., Brentwood, New York 11717, hereinafter referred to as “Tenant”

 W I T N E S S E T H :

LOCATION:

1. The Landlord, for and in consideration of the rents, covenants, agreements and stipulations hereinafter mentioned, by these presents does hereby lease and rent unto the said Tenant and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property: the west side of the premises located at 555 North Research Place, Central Islip, New York 11722, consisting of +/- 45,000 square feet, as more particularly set forth on Schedule “A” annexed.

COMMENCEMENT OF TERM:

2. The term of this Lease and Tenant's obligation to pay rent shall commence on June 1, 2019.

TERM OF LEASE:

3. The term of this Lease shall be for One (1) year and one (1) month and will end on June 30, 2020 (“Initial Term”).

LANDLORD'S NON-PERFORMANCE:

4. Anything to this Agreement to the contrary notwithstanding, the Landlord shall not be deemed in default with respect to the performances of any of the terms, covenants and conditions of this Lease if same shall be due to strikes, lockouts, civil commotion, warlike operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service of financing through Act of God or other cause beyond the control of the Landlord.

In the event that Landlord herein shall be delayed or hindered in, or prevented from the performance of any act required hereunder by reason of strike, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the Landlord delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of such delay. The provision of this paragraph shall not operate to excuse Tenant from the prompt payment of rent, additional rent, or any other payments required by the terms of this Lease.

Landlord shall not be liable for failure to give Tenant possession of the premises on the beginning date of the Term. Rent shall be payable as of the beginning of the Term unless the Landlord is unable to give possession. In that case, rent shall be payable when possession is available. Landlord will notify Tenant as of the date possession is available. The ending date of the term will not change.

RENT:

5. Tenant agrees to pay all rents and additional rents as hereinafter set forth, to Landlord or his agent at the offices of Landlord or his agent, or at such other place designated by Landlord or his agent, without any prior demand therefore and without any deduction or set-off whatsoever.

The Tenant shall pay rent as follows: (i) the annual rent of Four Hundred Twenty-Seven Thousand Five Hundred no/100 ($427,500.00) Dollars, plus additional rent as set forth herein, as an initial Annual Base Rent during the first year of this Lease, (ii) Thirty-Five Thousand Six Hundred Twenty-Five ($35,625.00) Dollars for the thirteenth month of this Lease, plus additional rent as set forth herein, and (iii) thereafter as provided at Article “6.”. Said rent is to be paid in monthly payments in advance on the first day of each and every month during the term aforesaid, as follows: Thirty-Five Thousand Six Hundred Twenty-Five ($35,625.00) Dollars, plus additional rent as set forth herein, during the first year of this Lease, and thereafter as provided at Article “6.”.

OPTION TO RENEW AND ADJUSTED BASE RENT:

6. Provided Tenant is not in default under any of the other terms and conditions of this Lease, Tenant shall have four (4) options (individually an “Option”) to renew this Lease for consecutive 1-year periods (individually a “Renewal Term”). In order to exercise an Option, Tenant must give Landlord written notice thereof not less than six (6) months before the expiration of the Initial Term or the then expiring Renewal Term, whichever is applicable. Failure to timely exercise any Option automatically terminates any remaining options. When exercising an Option, Tenant shall complete and sign the “Exercise Lease Option” form, annexed hereto as Exhibit “A,” and shall provide such document to Landlord within the required timeframe. Tenant may exercise an Option without using the “Exercise Lease Option” form by notifying Landlord of its intent in writing, signed by the appropriate persons, with substantially the same content as contained in the “Exercise Lease Option” form. In the event Tenant does not use the provided form, Landlord shall acknowledge receipt of Tenant’s exercise; if Tenant does not receive an acknowledgement within two (2) weeks, it will be assumed Landlord did not receive Tenant’s exercise and Tenant should notify Landlord immediately. Any Renewal Term pursuant to an Option shall be on the same terms and conditions as are contained in this Lease, except that (i) the rent shall be adjusted as set forth herein and (ii) there shall be no rent concession. Commencing with the first Renewal Term of this Lease, the Base Rent set forth in Paragraph "5." shall be increased annually, on the commencement date of each Renewal Term (hereinafter referred to as the "Adjustment Date") by three (3%) percent over the Adjusted Base Rent lease year immediately preceding.

TAXES AND COMMON CHARGES:

7. The Tenant shall, as additional rent, pay to the Landlord 25.15 percent of all increases in real estate taxes (including PILOT), during the term of this Lease, including any Renewal Terms, over the base tax year. The base tax year shall be the 2018/2019 tax year. The PILOT Schedule is annexed hereto as Exhibit “C.” Potential increases in taxes are not limited to those shown on the PILOT Schedule.

The Tenant shall also pay as additional rent the cost of common charges, as set forth in Schedule B, annexed hereto. The Landlord shall bill the Tenant periodically for the aforementioned charge, if any, which shall become due and payable upon receipt of such bill(s).

SECURITY DEPOSIT:

8. As security for the faithful performance by Tenant of all of the terms and conditions of this Lease, Tenant has this day deposited with the Landlord the sum of $71,250.00 which shall be returned to Tenant, without interest within thirty (30) days of the day set forth for the expiration of the later of the Initial Term or the Renewal Term of the last Option exercised herein (notwithstanding this Lease may be sooner terminated) provided, however, that Tenant has fully and faithfully carried out all of the terms, covenants and conditions on its part to be performed. Landlord shall have the right to apply all or any part of said deposit to cure any default of Tenant, and, if Landlord does so, Tenant shall upon demand, deposit with Landlord the amount so applied so that Landlord shall have the full deposit at all times during the term of this Lease.

During the term of this Lease, whenever the rent charges increase Tenant shall promptly deposit such additional sums of money with Landlord so as to at all times maintain a security deposit equivalent to two (2) full months rent.

Tenant's failure to make such deposit within five (5) days after demand by Landlord shall at the option of the Landlord constitute a material breach of this Lease.

TRANSFER OF DEPOSIT:

9. In the event of a sale of the building or lease of the land on which it stands, subject to this Lease, the Landlord shall have the right to transfer this security to the vendee or Tenant and, provided such vendee acknowledges in writing the receipt of the security, the Landlord shall be considered released by the Tenant from all liability for the return of such security and the Tenant shall look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer of security deposited under this Lease. This Lease shall not be mortgaged, assigned, or encumbered by the Tenant without the written consent of the Landlord and any attempt to do so shall be void. In the event of any rightful and permitted assignment of this Lease Agreement by Tenant, the said security deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord, shall have no further liability to the assignor with respect to the return of the said security deposit, but shall return the security deposit, subject to the provisions of Section 8 hereof, to the then-current tenant at the end of the term.

SIGNS:

10. All Tenant's signs must be submitted to Landlord for written approval prior to installation. Tenant may install and maintain a sign advertising its business, provided that Tenant obtains the necessary permits from proper governmental authorities for the erection and maintenance of said sign, and the prior approval and consent of the Landlord as to size, design and location of the sign on the premises. Notwithstanding the foregoing, Tenant shall be permitted to install its sign on Landlord’s property abutting North Research Place (so as to be easily visible to drivers on North Research Place) provided (i) Landlord has full veto authority with regards to aesthetics and size limitation, (ii) such sign does not impair or diminish the right of the Landlord, its subsidiaries and affiliates, or other tenants with regards to their ability to place their own signs on the premises (including the building), (iii) such sign and installation comply with all local laws and codes, and (iv) Tenant is responsible for obtaining and maintaining, at its own cost and expense, any necessary municipal sign permit.

USE OF PREMISES:

11. The premises shall be used solely for a Warehouse for storage of non-hazardous goods ONLY, and for no other use and for no other purpose. No hazardous liquids, hazardous materials, carcinogens, nor gases shall be permitted to be stored in the demised premises. No assembly, retail sales, showroom, nor any other uses whatsoever are permitted in the demised premises, except as set forth herein. Premises shall not be used for any illegal purposes nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on premises, and subject to rights of other Tenant’s Leases. In the event that Tenant (or its agents, employees or invitees) engages in any conduct not authorized by this Lease, in addition to any other remedy at law or equity (including injunctive relief and/or termination of this Lease) Landlord shall be entitled to an additional sum of FIVE HUNDRED ($500.00) DOLLARS per day, as additional rent, for each and every day or portion thereof that Tenant is in violation of this Article after three business days notice to Tenant. Notwithstanding anything to the contrary set forth herein, Landlord acknowledges that some goods which may be stored at the Premises may contain ingredients that are hazardous or carcinogens, but Tenant shall be permitted to store such goods at the Premises provided such goods are stored in compliance with all applicable laws and codes. Notwithstanding anything to the contrary set forth herein, Tenant shall be permitted to use the designated office space within the premises (as depicted in the drawing of Schedule A) for office use by Tenant in connection with Tenant’s warehouse and distribution business and shall be permitted to use the premises for light assembly in connection with Tenant’s warehouse and distribution business, including but not limited to “pick and pack” assembly. Notwithstanding the foregoing, Landlord is under no obligation to provide Tenant with an office space and may remove such office space at any time.

TENANT’S ACCESS:

12. Tenant shall have the right to access and use the premises 24 hours per day, seven days per week, 52 weeks per year, subject to any limitations which may be imposed by the Town of Islip or any other federal, state, or local government. Landlord agrees that Tenant shall have the non-exclusive right to use the driveways on both the east side and the west side of the building of which the premises are a part at all times. Landlord shall keep such driveways in good condition and repair throughout the term of this Lease.

UTILITIES:

13. Tenant shall be solely responsible for and promptly pay all charges for heat, gas, electricity, water, and any other utility used or consumed in the leased premises. Landlord shall at Landlord’s option, either provide submetering, require tenant to setup its own account with the specific utility, or otherwise equitably apportion such charges (such as with regards to gas consumption, calculation may be based upon the actual time that each heating zone is on and therefore consuming gas). Tenant agrees to purchase and pay for the same as additional rent within five (5) days of the tender by Landlord of bills or invoices issued by Landlord for such. In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities to the leased premises.

LANDLORD'S MAINTENANCE:

14. Landlord agrees to keep in good order, the roof, exterior and structural interior walls, and building-wide systems (exclusive of all glass and/or plate glass). Notwithstanding the foregoing, where damage is caused by the negligence, malfeasance, or nonfeasance of Tenant or its agents, invitees, successors, or assigns, Tenant shall be liable to Landlord for the cost of repairs, as per Section 15 below. Landlord gives to Tenant exclusive control of demised premises and shall be under no obligation to inspect said premises. Tenant shall at once report in writing to Landlord any defective conditions known to him which Landlord is required to repair and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defect. Notwithstanding any provisions in this Lease to the contrary, Landlord shall not be responsible or liable to Tenant for any injury or damage from acts or omission of persons occupying the property adjoining the leased premises or any part of the building of which the leased premises is a part, or for any injury or damage resulting to the Tenant or its property from bursting, stoppage, or leaking of water, gas, electricity, sewer or steam pipes, or from any structural defect in the roof or exterior walls.

TENANT'S MAINTENANCE:

15. Tenant shall at all times keep the leased premises in good repair at his own expense including maintenance of exterior entrances, all glass, and partition doors, fixtures, equipment and appurtenances thereof (including lighting, heating, electric, and plumbing fixtures, and any air conditioning systems). Any and all repairs and improvements made to the demised premises by Tenant shall be made by duly licensed tradesmen and/or contractors and only with the consent of Landlord and in compliance with building and construction codes, ordinances and statutes. If Landlord is required to make repairs to any portion of the Building by reason of Tenant's negligent act or omission to act, Landlord may add the cost of each such repair to the rent which shall thereafter become due. Such costs shall be collectible as additional rent.

If the sprinkler system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant’s agents, servants, employees, licensees, or visitors, Tenant shall forthwith restore the same to good working condition at its own expense; and if any bureau, department, or official of the state or city government require or recommend that changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied by reason of Tenant’s business, or the location of Tenant’s partitions, trade fixtures, or other contents of the demised premises, Tenant shall, at Tenant’s expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. All such work must be performed by a vendor selected or approved by Landlord.

AS IS CONDITION:

16. It is understood and agreed that neither the Landlord nor any agent of the Landlord has made any representations, warranties, or promises with respect either to the premises or as to its use, zoning, or any other thing regarding the same, or as to any other matter relating thereto, except as specifically stated herein or on Schedule A annexed hereto. The Tenant represents that he has inspected the premises, is familiar with it and agrees to take possession pursuant to the Lease "as is" condition at the term commencement date, except as set forth on Schedule A annexed hereto.

TENANT'S ALTERATION:

17. Tenant shall not make any alteration, additions or improvements in or to the demised premises or in or to the building of which they form a part, without the prior written consent of the Landlord (such consent shall not be unreasonably withheld), and all work done will be at the sole expense of the Tenant. Such work shall only be done by such Companies and personnel as Landlord in Landlord’s sole discretion may designate. Tenant agrees to carry such Workmen's Compensation and general liability insurance as Landlord may require.

Prior to the commencement of any such alterations, decorations, installations, repairs, additions, improvements or replacements, Tenant shall submit to Landlord, for Landlord's approval, plans and specifications (to be prepared by and at the expense of Tenant) of such proposed alterations, decorations, installations, repairs, additions, improvements or replacements, in detail, satisfactory to Landlord.

No structural alterations, installations, repairs, additions, improvements, replacements or work or any alterations, installations, repairs, additions, improvements, replacement or work to any utility system in or serving the Building or the premises shall be undertaken, started or begun by Tenant, its agents, servants or employees, unless and until Landlord has approved such plans and specifications; and no amendments or additions to such plans and specifications shall be made without the prior written approval of Landlord; provided, however, Landlord's review and/or approval of such plans and specifications or amendments or additions thereto shall not constitute a determination or acknowledgement by Landlord that such plans and specifications comply with applicable laws, rules, orders and regulations of governmental authorities.

All alterations, decorations, additions or improvements (including, but not limited to, paneling, partitions, railings, and the like) except movable trade fixtures, made by either party, shall become the property of the Landlord upon the termination of this Lease, unless Landlord shall elect otherwise, which election shall be made by giving a notice not less than five (5) days prior to the expiration or other termination of this Lease or any renewal or extension thereof. In the event Landlord shall elect otherwise, then such alteration, installation, addition or improvement made by Tenant upon the demised premises as Landlord shall elect shall be removed by Tenant and Tenant shall restore the demised premises to the original condition at Tenant's own cost and expense, prior to the expiration of the term.

Notwithstanding anything to the contrary set forth herein, Landlord acknowledges that Tenant will be installing pallet racking throughout the warehouse portion of the demised premises and Landlord hereby consents to the installation of such pallet racking. Tenant shall not be required to obtain any additional approval from Landlord in connection with the installation, repair or replacement of such pallet racking provided such pallet racking complies with all applicable state and local laws, regulations and codes and Tenant has, at Tenant’s own cost and expense, obtained any necessary municipal permits and certificates prior to such installation. Tenant agrees to repair any damage to the premises caused by the pallet racking, including filling any holes in the floor, prior to expiration of this Lease.

MECHANIC'S LIENS:

18. The Landlord shall not be liable for any labor or materials furnished or to be furnished to the Tenant upon credit and no Mechanic's or other Lien for any such labor or materials shall attach to or effect the reversion or other estate or interest of the Landlord in and to the leased property. Whenever any Mechanic's Lien shall have been filed against the leased property, based on an act or interest of the Tenant or of anyone claiming through the Tenant, or if any Security Agreement shall have been filed for or affecting any materials, machinery, or fixtures used in the construction, repair, or operation thereof or annexed therein by the Tenant, the Tenant shall immediately take such action by bonding deposit, or payment as will remove the Lien or Security Agreement. If the Tenant has not removed the Lien within 30 days after notice to the Tenant, the Landlord may pay the amount of such Mechanic's Lien or Security Agreement and discharge same by deposit, and the amount so paid on deposit, with interest therein shall be deemed additional rent reserved under this Lease, and shall be payable forthwith with interest at the prevailing rate per annum from the date of such advance, and with the same remedies to the Landlord as in the case of default in the payment of rent as herein provided.

GARBAGE COLLECTION:

19. Tenant shall at its own cost and expense provide for the removal of all of its garbage and refuse by a refuse collection company acceptable to Landlord. The Tenant shall keep the premises clean (to the highest standards as shall be required by Landlord, in Landlord’s sole discretion), both inside and outside at its own expense, and will remove the garbage and other refuse from said premises. The Tenant shall not burn any material or rubbish of any description upon said premises. The Tenant also agrees to keep the area adjoining said warehouse, including the area behind the premises and around the dumpster, free from rubbish, dirt, ashes, garbage, and all other refuse. Tenant agrees to keep all accumulated rubbish in covered containers and to have same removed regularly, and to store the same in those areas designated by the Landlord from time to time for the storage of rubbish awaiting collection. In the event the Tenant fails to keep the demised premises and other portions heretofore described in the proper condition, the Landlord may cause the same to be done for the Tenant and the Tenant hereby agrees to pay the expenses thereof plus a service charge of fifteen (15%) percent on demand as additional rent.

SIDEWALKS:

20. The Tenant shall neither encumber nor obstruct the sidewalks adjoining said premises nor allow the same to be obstructed or encumbered in any manner. The Tenant shall not place or cause to be placed anything on the sidewalks or exterior of premises without written consent of the Landlord.

LATE CHARGES:

21. Notwithstanding any other provisions contained in this Lease and in addition to any and all rights and remedies of the Landlord, Tenant shall pay as additional rent a late charge equivalent to five (5%) percent of any rent or other payment that is not paid within five (5) days of its due date, but no less than Five Hundred ($500.00) Dollars in each case of late payment, after three calendar days notice to Tenant.

FIRE DAMAGE:

22. If all or part of the leased premises is damaged or destroyed by fire or other casualty, this Lease and all of its terms, covenants and conditions shall, subject to the provisions hereinafter set forth, continue in full force and effect, and Landlord shall promptly repair such damage at Landlord’s sole cost and expense. Notwithstanding the foregoing, if such damage, in whole or in part, results from the negligence, malfeasance, or nonfeasance of Tenant or its agents, invitees, successors, or assigns, Tenant shall be liable for such damages and repairs.

In the event that the damage to the leased premises or to the premises of which the leased premises is a part is so extensive as to amount practically to the total destruction of the leased premises or the building, and either Landlord or Tenant may elect to terminate this Lease by giving written termination notice to the other party within sixty days after the occurrence of the destruction., and in such event, this Lease shall cease and the rent shall be apportioned to the time of the destruction, unless such destruction, in whole or in part, was the result of the negligence, malfeasance, or nonfeasance of Tenant or its agents, invitees, successors, or assigns. For the purpose of this paragraph, damage to fifty (50%) percent or more of the rentable area of the leased premises or the building (notwithstanding that the leased premises may not be damaged) shall be deemed total destruction of the premises.

Tenant acknowledges and agrees that Landlord will not carry insurance of any kind on Tenant's inventory, furniture and furnishings or any trade fixture, equipment, improvements, or appurtenances removable by Tenant under the provisions of this Lease, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

Nothing herein contained shall relieve Tenant from any liability to Landlord or to its insurer in connection with any damage to the demised premises, or the building in which it is located, by fire or other casualty if Tenant shall be deemed legally liable in such respect.

The provisions of this section shall be considered as the express agreement governing any case of damage or destruction of the premises by fire or other casualty.

LIABILITY INSURANCE:

23. Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the leased premises, and the business operated by Tenant in the leased premises in which the limit of public liability shall not be less than Two Million ($2,000,000.00) Dollars per accident, and property damage liability shall not be less than One Million ($1,000,000.00) Dollars. The policy shall, in addition to naming Tenant insured, shall name Landlord and any person, firms, or corporations designated by Landlord as additional insureds on primary, non-contributory basis including waiver of subrogation applicable to General Liability & Umbrella/Excess Liability, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord ten (10) days prior written notice. The insurance shall be in an insurance company approved by Landlord, and a copy of the policy or a certificate of insurance shall be delivered to Landlord within ten (10) days after the execution of this Lease. Upon a failure, after demand, of the Tenant to obtain the insurance policy described hereinabove, the Landlord is hereby authorized to obtain a policy of insurance in the limits set forth hereinabove on behalf of the Tenant and the premium for such policy shall be due and payable with the next installment of rent.

Tenant agrees that it will not keep, use or offer for sale in or upon the leased premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premium for fire and extended coverage insurance that may be charged during the term of this Lease on the amount of such insurance which may be carried by Landlord on said premises or the building of which they are a part, resulting from the type of merchandise sold by Tenant in the leased premises, whether or not Landlord has consented to same.

In the event the Tenant's occupancy causes any increase in premium of the Landlord's insurance rate and premium, the Tenant agrees to reimburse Landlord to the extent of such increase rate and premium. The Tenant also shall pay in such event any additional premium on the rent insurance policy that may be carried by the Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord and shall be collectible as additional rent.

Tenant will indemnify Landlord and save it harmless from and against any kind and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the leased premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, tenants, or concessionaires. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses, and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements in this Lease.

PLATE GLASS INSURANCE:

24. Tenant shall from the date that Tenant enters into possession of the demised premises, at its own cost and expense provide and keep all plate and other glass insurance. In the event that Tenant fails to comply, then Landlord may secure such insurance on behalf of the Tenant and Tenant agrees to pay premiums when rendered as additional rent. Tenant shall have the right to self-insure with regards to glass insurance, but Tenant shall not be relieved of its obligations to promptly, at its own cost and expense, replace any and all broken glass at the demised premises.

CONDEMNATION:

25. In the event that the whole of the building or the property upon which it is located shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of the actual taking. In the event of a condemnation or taking of a substantial part of the demised premises so as to destroy the usefulness of the premises for the purpose for which the premises were leased, Tenant and Landlord shall each have the right, by delivery of notice in writing to the other within thirty (30) days after the vesting of title, to terminate this Lease and the term and estate hereby granted as of the date of actual vesting of title.

PARTIAL CONDEMNATION:

26. In the event of a partial condemnation which is not substantial enough to destroy the usefulness of the premises for the purposes for which they were leased, or in the event the Lease shall not be terminated within the time hereinabove limited, Landlord shall promptly, but subject to reasonable delays, restore the demised premises to an architectural unit as nearly like its condition prior to such taking as shall be practicable, not including Tenant's fixtures, furnishing, floor coverings, equipment, stock, or other personalty, and this Lease shall continue in full force and effect, except that, effective as of the date of actual taking, the fixed minimum rent shall be diminished by the amount representing the part of said rent applicable to that portion, if any, of the demised premises which is so condemned or taken.

In the event of termination in any of the cases hereinabove provided, this Lease and the term and estate hereby granted shall expire as of each taking in the same manner and with the same effect as if that were the date hereinbefore set for the expiration of the term of this Lease, and the rent shall be apportioned as of such date.

CONDEMNATION PROCEEDING:

27. In the event of any condemnation or taking, whether or not this Lease shall be terminated, Landlord shall be entitled to receive the entire award in the condemnation proceeding without deduction therefrom for any estate vested by this Lease in Tenant, and Tenant shall receive no part of such award. Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof.

NON-ASSIGNMENT:

28. This Lease may not be assigned nor shall any portion of the demised premises be sublet without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, so long as the use of the leased premises shall remain unchanged. For the purposes of this lease, the sale, voluntary transfer, or involuntary transfer of more than forty-nine percent of the ownership of the entity designated as Tenant shall be deemed an assignment of Lease. In the event Bill Conboy, Guarantor, no longer has a controlling ownership share of the entity designated as Tenant, the sale, voluntary transfer, or involuntary transfer of forty-nine percent or less of the ownership of the entity designated as Tenant shall be deemed an assignment of Lease. In the event of the voluntary sale of Tenant’s business (or substantially all of its assets or ownership interests) or its voluntary merger with another company, Landlord shall not unreasonably withhold its consent to an assignment of this lease, or a subletting of the leased premises, to the buyer of the business (or ownership interest), so long as the use of the leased premises shall remain unchanged. In the event that Landlord consents to any assignment, Tenant shall nonetheless remain jointly and severally liable together with the assignee, with regard to all Tenant obligations under this Lease.

REMOVAL:

29. Tenant may (if not in default hereunder) prior to the expiration of this Lease or any extension thereof, remove all trade fixtures and equipment which he has placed in premises, provided Tenant repairs all damage to premises caused by such removal.

All alterations, decorations, additions or improvements made by the Tenant, or made by the Landlord on the Tenant's behalf by agreement under the Lease, shall remain the property of the Tenant for the term of the Lease or any extension or renewal thereof. Such alterations, decorations, additions and improvements shall not be removed from the premises without prior consent in writing from the Landlord.

If after default in payment of rent or violation of any other provisions of this Lease, or upon the expiration of this Lease, the Tenant moves out or is dispossessed and fails to remove any trade fixture, signs or other property prior to such said default, removal, expiration of Lease, or prior to the issuance of warrant, then and in that event, the said fixtures, signs and property shall be deemed abandoned by Tenant and shall become the property of the Landlord, or Landlord may notify Tenant to remove same at Tenant's expense, and upon the failure of Tenant so to do, Landlord may, in addition to any other remedies available to it, remove said property as the duly authorized agent of Tenant, and store the same in the name and at the expense of Tenant or those claiming through or under any usual or proper form of warehouse receipt, whether or not authorizing the sale of said goods for non-payment of storage charges, without in any way being liable for trespass, conversion or negligence by reason of the acts of Landlord or anyone claiming under it or by reason of the negligence of any person in caring for such property while in storage, and Tenant will pay to Landlord upon demand any and all expenses and charges incurred upon such removal, irrespective of the length of time of storage.

BANKRUPTCY:

30. If at any time prior to the commencement date of this Lease, or during any time thereafter, there shall be filed by or against Tenant in any Court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within thirty (30) days thereof Tenant fails to secure a discharge thereof or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, this Lease shall be deemed canceled and terminated, in which event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any Court shall be entitled to possession of the demised premises, and Landlord in addition to the other rights and remedies given herein and by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit, or money received by Landlord from Tenant or others in behalf of Tenant.

It is stipulated and agreed that in the event of the termination of this Lease pursuant to the above paragraph, Landlord shall forthwith notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the demised term and the then fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of three (3%) percent per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said Lease or any part thereof before presentation of proof of such liquidated damages to any Court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed prima facie to be the fair and reasonable rental value for the part of the whole of the premises so re-let. Nothing herein contained shall limit or prejudice the right of the Landlord to prove and obtain as liquidated damages an amount equal to the maximum allowed by any statute or rule of law in effect at the time the proceedings in which such damages are to be proved, whether or not such amount be greater than, equal to, or less than the amount of the difference referred to above.

RIGHT TO TERMINATE:

31. (a) If Tenant shall default in the payment of any rent or other payments required of Tenant or any part thereof, and if Tenant fails to cure such default within five (5) days of notice to Tenant, or (b) if Tenant shall default in the performance of any other agreements or condition on its part to be performed, and if Tenant shall fail to cure said default within ten (10) days after notice of said default from Landlord, or (c) if any person shall levy upon, take, or attempt to take this leasehold interest or any part thereof upon execution, attachment or other process of law, or (d) if Tenant shall default with respect to any other Lease between it and Landlord which would entitle Landlord to cancel such other Lease, or (e) if Tenant shall fail to move into and take possession of the demised premises and open for business within thirty (30) days after substantial completion of the work by Landlord, then, in any of said cases (notwithstanding any license or any former breach of agreement or condition or waiver of the benefit hereof or consent in a former instance) Landlord lawfully may within thirty (30) days, or any time thereafter that such default remains uncured and without any further notice or demand, terminate this Lease and Tenant must forthwith quit and surrender the demised premises, but Tenant shall remain liable as hereinafter provided. Tenant may request an extension to cure any such default and Landlord may, in its sole discretion, grant such an extension, provided such extension shall only be effective if agree to in writing by Landlord.

LANDLORD'S REMEDIES:

32. If this Lease shall be terminated, as provided hereinabove: The Landlord may immediately, or any time thereafter, re-enter and resume possession of the demised premises and remove all persons and property therefrom either by summary dispossess proceedings or by a suitable action or proceeding at law or in equity, or by force or otherwise without being liable for any damages therefor. No re-entry by the Landlord shall be deemed an acceptance of a surrender of this Lease. The Landlord may re-let the whole or any part of the demised premises for a period equal to, or greater, or less than the remainder of the then term of this Lease, at such rental and upon such terms and concessions as the Landlord, shall deem reasonable, to any Tenant or Tenants which it may deem suitable and satisfactory for any use and purpose which it may deem appropriate. In no event shall the Landlord be liable in any respect for failure to re-let the demised premises or in the event of such re-letting for failure to collect the rent thereunder. Any sums received by the Landlord on a re-letting in excess of the rent reserved in this Lease shall belong to the Landlord.

In addition to any other rights or remedy which may be available, Landlord may, in the event of a breach or threatened breach on the part of the Tenant with respect to any of the covenants, agreements, terms, provisions or conditions on the part of or on behalf of Tenant to be kept, observed or performed, Landlord shall also have the right of injunction. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled at any time, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for.

Tenant hereby waives a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the leased premises, and/or any claim of injury or damage.

In the event Landlord commences any proceedings for non-payment of rent, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant's right to assert such claims in any separate action or actions brought by Tenant.

ACCESS TO PREMISES:

33. Landlord, its agents and representatives, may place a “For Sale” sign or a "For Rent" sign on the demised premises at any time. Landlord, its agents and representatives, may enter the premises at any reasonable time and upon reasonable notice to exhibit same to prospective purchasers or during the last six months of this lease to prospective Tenants; to inspect, repair, or maintain the premises; to inspect, repair, or maintain Landlord's adjoining property, if any; or at any time in case of emergency. Neither Tenant nor its agents or representatives shall replace, modify or add any lock to any door connecting the demised premises with the adjoining premises.

COLLECTION OF RENT:

34. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior or subsequent to the termination thereof.

TENANT'S CERTIFICATION:

35. Tenant agrees that at any time and from time to time within ten business (10) days following written notice from Landlord it will execute, acknowledge and deliver to Landlord or any proposed mortgagee or purchaser a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications), that there are no defenses or offsets thereto and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not the Landlord is in default in the performance of any covenant agreement, or condition contained in this Lease, and, if so, specifying each such default, it being intended that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the fee or any mortgagee thereof or any assignee of any mortgage upon the fee of the demised premises.

The failure of the Tenant to execute, acknowledge and deliver to the Landlord a statement in accordance with the foregoing provisions of this section within the said ten (10) day period shall constitute an acknowledgment by the Tenant to any person entitled as aforesaid to rely thereupon that this Lease is unmodified and in full force and effect and that the rent and other charges have been duly and fully paid to and including the respective due dates immediately preceding the date of such notice and shall constitute a waiver of any defaults prior to the date of such notice.

SUBORDINATION:

36. At the option of the Landlord or any successor Landlord or the holder of any mortgage affecting the fee of the demised premises, Tenant agrees that this Lease shall be subject and subordinate at all times to all ground Leases and underlying Leases, and to all mortgages, in any amounts, and all advances thereon which may now or hereafter affect such Leases, or the real property of which the premises form a part, and Tenant further agrees neither foreclosure of the mortgage affecting the fee title of the demised premises, nor the institution of any suits, actions, or other proceedings by the Landlord herein or any successor Landlord, or any foreclosure proceeding brought by the holder of any mortgage to recover possession of the leased property, shall by operation of law or otherwise result in the cancellation or termination of this Lease or the obligation of the Tenant hereunder, and Tenant covenants and agrees to attorn to the Landlord or to any successor to the Landlord's interest in the demised premises, or to such holder of such mortgage or to the purchaser of the mortgaged premises in foreclosure. This Lease is subject and subordinate to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises form a part and to all renewals, modifications, consolidations, replacement and extension thereof. This clause shall be self-operative. In confirmation of such subordination Tenant shall execute promptly any certificate that Landlord or mortgagee may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificates or certificate for and on behalf of Tenant.

The Tenant, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of paragraph “35.” and paragraph “36.” above as shall be requested by the Landlord. Tenant’s failure to execute and deliver such instruments or certificates to Landlord within fifteen (15) days after the date of a written request by Landlord shall be deemed a material breach of this lease.

MONTH-TO-MONTH OCCUPANCY:

37. If the Tenant shall occupy said premises with the consent of the Landlord after the expiration of this Lease and rent is accepted from said Tenant, such occupancy and payment shall be construed as an extension of this Lease for the term of one (1) month only from the date of such expiration, and occupancy thereafter shall operate to extend the term of this Lease but for one (1) month at a time unless other terms of such extension are endorsed hereon in writing and signed by the parties hereto. In such event, if either Landlord or Tenant desires to terminate said occupancy at the end of any month after the termination of this Lease, the party so desiring to terminate the same shall give the other party at least thirty (30) days written notice to that effect. Failure on the part of the Tenant to give such notice shall obligate it to pay rent for an additional calendar month following the month in which the Tenant has vacated the demised premises. If such occupancy continues without the consent of the Landlord, Tenant shall pay to the Landlord as liquidated damages double the amount of rent at the highest rate specified in this Lease for the time Tenant retains possession of the premises or any part thereof after termination of the term by lapse of time or otherwise.

38. RESERVED

RIGHT OF REDEMPTION:

39. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

Tenant hereby expressly waives any and all rights of redemption (after actual eviction) granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause or in the event of Landlord obtaining possession of the leased premises by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

SERVICE OF NOTICE:

40. Tenant hereby appoints as his agent to receive service of all dispossessory or distraint proceedings and notice thereunder and all notices required under this Lease, the person in charge of leased premises or any employee on premises; and if no person is in charge of or occupying said premises, then such service of notice may be made by attaching the same on the main entrance of said premises, a copy of all notices under this Lease shall also be sent to Tenant's last known address, if different from said premises.

Any notice by Tenant to Landlord must be served by certified or registered mail, postage prepaid addressed to Landlord at the address first hereinabove given or at such other address as Landlord may designate by written notice.

NO WAIVER:

41. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with his or its obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

It is understood and agreed by the parties hereto that this Lease contains all the covenants, agreements, terms, provisions, and conditions relating to the leasing of the demised premises, and that the Landlord has not made and is not making and the Tenant in executing and delivering this Lease is not relying upon any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease.

BROKER:

42. Tenant represents and warrants to Landlord that Tenant has not hired, retained or dealt with any real estate broker, firm or salesman in connection with the transaction contemplated by this Lease, except Greiner-Maltz Company of Long Island, LLC. and Ashlind Properties, and purchaser will indemnify and hold Landlord harmless from any and all claims for brokerage fees or other commissions which may at any time be asserted against Landlord founded upon a claim that the aforesaid representation and warranty of Tenant is untrue, together with any and all losses, damages, costs, and expenses (including reasonable attorneys' fees and disbursements) relating to such claims or arising therefrom or incurred by Landlord in connection with the enforcement of this indemnification provision.

CONSTRUCTION LICENSE:

43. If any excavation shall be made upon land adjacent to the leased premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the leased premises for the purpose of doing such work as Landlord shall deem necessary to preserve the wall of the building of which the leased premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages of indemnification against Landlord for diminution or abatement of rent.

TENANT'S LIABILITY:

44. Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any personal property of any kind owned by or placed in, upon or about the leased premises by the Tenant.

LANDLORD'S LIABILITY:

45. Landlord shall not be liable for any damage to property of Tenant or of others located on the leased premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, nor of leaks.

QUIET ENJOYMENT:

46. The Landlord covenants the Tenant, upon payment of the rent and additional rent above reserved, upon the due performance of the covenants and agreements herein contained, shall and may at all times during the term hereby granted, peaceably and quietly have, hold and enjoy the demised premises for the term of this Lease. However, the Landlord, shall have no liability whatsoever to the Tenant for any breach of this covenant occasioned by the acts or omissions of any transferee, successor, or assignee of the Landlord.

CURING TENANT'S DEFAULT:

47. If the Tenant shall default in the performance of any covenants or conditions in this Lease required to be performed by the Tenant, the Landlord may, after five business (5) days notice to the Tenant, or without notice, if, in the Landlord's opinion, an emergency exists, perform such covenant, or condition for the account and at the expense of the Tenant. If the Landlord shall incur any expense, including reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding instituted by reason of any default of the Tenant the Tenant shall reimburse the Landlord for the amount of such expense. Should the Landlord, pursuant to the Lease, become obligated to reimburse or otherwise pay its Landlord any sum of money in addition to the specific rent, the amount thereof shall be deemed additional rent and may, at the option of the Landlord, be added to any subsequent installment of the specific rent due and payable under this Lease, in which event, the Landlord shall have the remedies for default in the payment thereof provided by this Lease. The provisions of this paragraph shall survive the termination of this Lease.

TENANT'S OBLIGATIONS:

48. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at Tenant's own cost and expense. The Tenant assumes all legal responsibility for the acts and conduct of its agents, employees and visitors, and will not violate any laws, rules or regulations of the premises.

Tenant agrees that at all times during the term of this Lease it shall at its own cost and expense:

a) Keep the demised premises and signs in good, neat and clean condition.

b) Load and unload its merchandise, equipment and supplies only during hours specified by Landlord and will not park trucks or delivery vehicles outside the demised premises so as to unreasonably interfere with the use of any driveways, walks, roadways, highways, streets, or parking areas.

c) Permit no act or practice which may tend to injure the demised premises and the appurtenances of the building or any equipment or display located thereon or be a nuisance to other Tenants; nor keep merchandise on or obstruct the driveways, walks, roadways, highways, streets, parking areas, or other areas outside the demised premises; nor conduct or permit any fire, bankruptcy auction, or "going out of business" sales; nor change the exterior lighting; nor permit any loudspeakers, sound amplifiers, phonographs, radio or television broadcasts, etc. to be heard outside the demised premises; nor use any advertising medium that may constitute a nuisance; nor perform any act or carry on any practice which may damage, mar, or deface the demised premises or any other part of the building; nor change (whether by alteration, replacement, rebuilding, or otherwise) the exterior color and/or architectural treatment of the demised premises or of the building in which the same are located, or any part thereof.

d) Obtain and maintain in effect all permits and licenses necessary for the operation of Tenant's business as herein provided.

e) The Tenant further agrees as follows:

1) No aerial shall be erected on the roof or exterior walls of the premises or on the grounds without first obtaining in each instance the written consent of the Landlord (permission shall not be unreasonably withheld). Any aerial so installed without such written permission shall be subject to removal at Tenants expense without notice at any time.

2) Tenant shall keep the premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

3) The plumbing facilities shall not be used for any other purpose than that for which they are constructed and no foreign substance of any kind shall be thrown therein; and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant who shall, or whose employees, agents or invitees shall have caused it.

4) Neither Tenant nor Tenant's employees or agents shall solicit business in the common use areas or distribute any handbills or other advertising matter in such areas.

5) Tenant parking shall be limited to eight (8) parking spaces.

f) To comply with all further rules and regulations for the use and occupancy of the building as Landlord, in its sole discretion, from time to time promulgates. Landlord shall have no liability for violation by any other Tenant of the building or any rules or regulations nor shall such violations or the waiver thereof excuse Tenant from compliance.

g) Tenant shall maintain and replace, if necessary, the plumbing, septic, heating, ventilation and air conditioning systems and equipment.

h) The Tenant shall, at the termination of this tenancy, at its own expense, repair any damage to the premises resulting from the tenancy.

LEGAL FEES

49. In the event any action is taken to enforce any of the provisions of this Agreement (including, but not limited to: summary proceedings; collection proceedings; or any other actions or proceedings at law or in equity) then the unsuccessful Party shall pay to the other the costs, reasonable fees and expenses of legal counsel incurred in taking such action. In those instances where Landlord is the successful party, such fees, costs and expenses shall be deemed additional rent.

ENTIRE AGREEMENT

50. This Lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties. If any term or provision of this Lease, or the application thereof, to any person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

The Parties hereto represent and warrant that they are duly organized under the laws of the State of New York, that they are in good standing and not in violation of any laws thereof. The Parties hereto further represent and warrant that they are duly authorized to enter into this Lease and that each person executing this Lease is duly authorized to do so by their respective companies.

BINDING EFFECT:

51. All rights and liabilities herein given to or imposed upon the respective parties herein shall extend to and bind the several respective heirs, executors, administrators, successors and assigns of the said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided herein.

CAPTIONS:

52. The captions, section numbers, article numbers, etc. appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

NON-OFFER:

53. The submission of this Lease for examination does not constitute an offer to Lease, a reservation of, or option for the leased premises, and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord to Tenant.

RENT CONCESSION:

54. Provided that Tenant shall not default pursuant to the terms of this Lease, Landlord hereby waives rent for the month of June 2020.

LIMITATION OF LANDLORD'S LIABILITY:

55. If the Landlord or any successor in interest be an individual, joint venture, tenancy in common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals, then anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the interest and property of Landlord in the land and building of which the leased premises are a part for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of the Lease to be observed and/or performed by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

PAYMENTS:

56. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent (including additional rent) herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or otherwise available at law.

In the event rent is paid by check, same shall be subject to collection, and in the event that any check is not honored for payment, for any reason whatsoever, the Tenant agrees to forthwith pay an amount equal to the amount of said check by certified check, bank check, money order, or cash, together with the sum of Fifty ($50.00) Dollars to the defray Landlord's expenses as a result thereof. In the event any further checks of the Tenant shall subsequently not be honored for payment, then the charge for each of such subsequent checks shall be the sum of One Hundred ($100.00) Dollars. These charges shall be deemed additional rent reserved and shall be collectible with the same remedies as available in the event of nonpayment of rent. Additionally, in the event two or more checks shall not be honored for payment, for any reason whatsoever, at Landlord's option all future payments which shall come due throughout the balance of the term of this Lease shall be by certified check, bank check, money order, or cash only.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 31st day of May, 2019

555 N RESEARCH CORPORATION		ELM FREIGHT HANDLERS INC., D/B/A ELM GLOBAL LOGISTICS
(Landlord)		(Tenant)

BY:	/S/ Leonard A. Rosenbaum	BY:	/S/ Joseph W. Conboy
	Leonard A. Rosenbaum, President		Joseph W. Conboy, President